UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2013
_________________________________
Hudson Pacific Properties, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34789	27-1430478
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification No.)
incorporation)

11601 Wilshire Blvd., Suite 1600 Los Angeles, California	90025
(Address of Principal Executive Offices)	(Zip Code)

(310) 445-5700
Registrant's Telephone Number, Including Area Code

Not Applicable
(Former Name or Former Address, if Changed Since Last Report

_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Current Report on Form 8-K is filed by Hudson Pacific Properties, Inc., a Maryland corporation (referred to herein as the “Company,” “we,” “our” and “us”), in connection with the matters described herein.

Item 9.01 Financial Statements and Exhibits.

In accordance with Rule 3-14 and Article 11 of Regulation S-X, the Company hereby files the following financial statement and pro forma information relating to the acquisition of Pinnacle II, located in Burbank, California (the “Property”). The acquisition of Pinnacle II was disclosed in our Company’s 10-Q filed with the Securities and Exchange Commission on November 9, 2012.

(a)     Financial Statements of Property Acquired.
Report of Independent Auditors
Statements of Revenues and Certain Expenses for the the year ended December 31, 2012 and three months ended March 31, 2013 (unaudited)
Notes to Statements of Revenues and Certain Expenses

(b)     Unaudited Pro Forma Financial Information.
Unaudited pro forma consolidated statement of operations for the six months ended June 30, 2013
Unaudited pro forma consolidated statement of operations for the year ended December 31, 2012
Notes to unaudited pro forma consolidated financial statements

(d)    Exhibits.

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.

*	Filed herewith.

Report of Independent Auditors

The Board of Directors and Stockholders of Hudson Pacific Properties, Inc.

We have audited the accompanying statement of revenues and certain expenses of Pinnacle II (the “Property”) for the year ended December 31, 2012, and the related notes to the financial statement.

Management’s Responsibility for the Financial Statement

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free of material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free of material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 1 of the Property for the year ended December 31, 2012, in conformity with U.S. generally accepted accounting principles.

Basis of Accounting

As described in Note 1 to the financial statement, the statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission, and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ ERNST & YOUNG LLP

Los Angeles, California
August 26, 2013

Pinnacle II
Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Three-Months Ended March 31, 2013 (unaudited)
(In thousands)

	Three Months Ended March 31, 2013 (Unaudited)	Year Ended December 31, 2012
Revenues
Rental Revenue	$2,092	$8,362
Tenant recoveries	148	692
Parking and other	294	1,213
Total revenues	2,534	10,267

Certain expenses
Property operating expenses	544	2,253
Total certain expenses	544	2,253
Revenues in excess of certain expenses	$1,990	$8,014

See accompanying notes

Pinnacle II
Notes to Statements of Revenues and Certain Expenses
Year Ended December 31, 2012 and Three-Months Ended March 31, 2013 (unaudited)
(In thousands)

1. Basis of Presentation

The accompanying statements of revenues and certain expenses include the operations of Pinnacle II (the “Property”), an office building located in Burbank, California.

The accompanying statements of revenues and certain expenses relate to the Property and have been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as revenues and certain expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Property, have been excluded. Such items include depreciation, amortization, management fees, interest expense, interest income and amortization of above-and below-market leases.

2. Summary of Significant Accounting Policies

Revenue Recognition

The Property recognizes rental revenue from tenants on a straight-line basis over the lease term when collectability is reasonably assured and the tenant has taken possession or controls the physical use of the leased asset.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue in the period the applicable expenses are incurred. The reimbursements are recognized and presented gross, as the Property is generally the primary obligor with respect to purchasing goods and services from third-party suppliers, has discretion in selecting the supplier and bears the associated credit risk.

Parking and other revenue is revenue that is derived from the tenants’ use of parking. Parking and other revenue is recognized when the related services are utilized by the tenants.

Use of Estimates

Management has made a number of estimates and assumptions relating to the reporting and disclosure of revenues and certain expenses during the reporting periods to present the statements of revenues and certain expenses in conformity with U.S. generally accepted accounting principles. Actual results could differ from those estimates.

3. Minimum Future Lease Rentals

There is a lease agreement in place with Warner Brothers Entertainment to lease space in the Property. As of March 31, 2013, the minimum future cash rents receivable under noncancelable operating lease in each of the next five years and thereafter are as follows (unaudited):

2013 (nine months ending December 31, 2013)	$6,478
2014	8,789
2015	8,943
2016	9,099
2017	9,281
2018	9,467
Thereafter	29,552
$81,609

Leases generally require reimbursement of the tenant’s proportional share of common area, real estate taxes and other operating expenses, which are excluded from the amounts above.

4. Tenant Concentrations

For the year ended December 31, 2012 and the three-months ended March 31, 2013 (unaudited), one tenant represented 100% of the Property’s rental revenues.

5. Related Party Transactions

An affiliate of the owner of the Property provides engineering services to the Property. For the year ended December 31, 2012 and the three-months ended March 31, 2013, $40 and $9 (unaudited) of engineering related services, respectively, are included in the Property’s property operating expenses.

The Property shares a common area with another building. The common area expenses are allocated to both buildings by specific usage or relative parking spaces. For the year ended December 31, 2012 and the three-months ended March 31, 2013, $385 and $97 (unaudited) of allocated expenses, respectively, are included in the Property’s property operating expenses.

6. Commitments and Contingencies

The Property is subject to various legal proceedings and claims that arise in the ordinary course of business. These matters are generally covered by insurance. Management believes that the ultimate settlement of these actions will not have a material adverse effect on the Property’s revenues and certain expenses.

7. Subsequent Events

The Property evaluated subsequent events through August 26, 2013, the date the financial statements were available to be issued.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA FINANCIAL INFORMATION

The following Hudson Pacific Properties, Inc. (the “Company” or “Our”) unaudited pro forma consolidated statements of operations of for the year ended December 31, 2012 and the six months ended June 30, 2013 have been prepared as if the acquisition of Pinnacle II had occurred on January 1, 2012 for both pro forma consolidated statements of operations. We have not included an unaudited pro forma consolidated balance sheet as of June 30, 2013 since the acquisition closed on June 14, 2013 and was reflected in the financial statements included in our June 30, 2013 quarterly report on Form 10-Q filed with the Securities and Exchange Commission.

Our pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the historical financial statements of the Pinnacle II and related notes thereto included elsewhere in this filing and our forms 10-K and 10-Qs filed with the Securities and Exchange Commission. The adjustments to our pro forma consolidated financial statements are based on available information and assumptions that we consider reasonable. Our pro forma consolidated financial statements do not purport to (1) represent the results of our operations that would have actually occurred had the acquisition of the Pinnacle II occurred on January 1, 2012 and (2) project our financial position or results of operations as of any future date or for any future period, as applicable.

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the six-months ended June 30, 2013
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Acquisition of Pinnacle II	Other proforma adjustments	Company Pro forma
	(A)	(B)	(C)
Revenues
Office
Rental	$56,090	$4,251	$—	$60,341
Tenant recoveries	11,097	271	—	11,368
Other	7,046	539	—	7,585
Total office revenues	74,233	5,061	—	79,294
Media & Entertainment
Rental	11,185	—	—	11,185
Tenant recoveries	741	—	—	741
Other property-related revenue	8,198	—	—	8,198
Other	436	—	—	436
Total media & entertainment revenues	20,560	—	—	20,560
Total revenues	94,793	5,061	—	99,854
Operating Expenses
Office operating expenses	27,425	997	—	28,422
Media & entertainment operating expenses	11,997	—	—	11,997
General and administrative	10,175	—	—	10,175
Depreciation and amortization	32,813	2,208	—	35,021
Total operating expenses	82,410	3,205	—	85,615
Income from operations	12,383	1,856	—	14,239
Other Expense (Income)
Interest expense	11,354	3,391	—	14,745
Interest income	(240)	—	—	(240)
Acquisition-related expenses	509	—	—	509
Other expense	54	—	—	54
	11,677	3,391	—	15,068
Income (loss) from continuing operations	$706	$(1,535)	$—	$(829)

Income from discontinued operations	1,618	—	—	1,618
Impairment loss from discontinued operations	(5,435)	—	—	(5,435)
Net loss from discontinued operations	(3,817)	—	—	(3,817)

Net loss	$(3,111)	$(1,535)	$—	$(4,646)
Net income attributable to preferred stock and units	(6,462)	—	—	(6,462)
Net income attributable to restricted shares	(158)	—	—	(158)
Net loss attributable to non-controlling interest in Consolidated Entities	281	537	—	818
Net loss attributable to common units in the Operating Partnership	394	—	46	440
Net loss attributable to Hudson Pacific Properties, Inc. common stockholders’	$(9,056)	$(998)	46	$(10,008)
Basic and diluted per share amounts
Net loss from continuing operations attributable to common stockholders	$(0.10)			$(0.11)
Net (loss) income from discontinued operations	(0.07)			(0.07)
Net loss attributable to shareholders’ per share—basic and diluted	$(0.17)			$(0.18)	(D)
Pro Forma weighted average shares outstanding—basic and diluted	54,140,594			54,140,594	(D)

HUDSON PACIFIC PROPERTIES, INC.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
For the year ended December 31, 2012
(in thousands, except per share data)

	Hudson Pacific Properties, Inc.	Acquisition of Pinnacle II	Other proforma adjustments	Company Pro forma
	(A)	(B)	(C)
Revenues
Office
Rental	$88,460	$9,269	—	$97,729
Tenant recoveries	22,029	692	—	22,721
Other	9,840	1,213	—	11,053
Total office revenues	120,329	11,174	—	131,503
Media & Entertainment
Rental	23,598	—	—	23,598
Tenant recoveries	1,598	—	—	1,598
Other property-related revenue	14,733	—	—	14,733
Other	204	—	—	204
Total media & entertainment revenues	40,133	—	—	40,133
Total revenues	160,462	11,174	—	171,636
Operating Expenses
Office operating expenses	50,599	2,253	—	52,852
Media & entertainment operating expenses	24,340	—	—	24,340
General and administrative	16,497	—	—	16,497
Depreciation and amortization	54,758	4,815	—	59,573
Total operating expenses	146,194	7,068	—	153,262
Income from operations	14,268	4,106	—	18,374
Other Expense (Income)
Interest expense	19,071	7,487	—	26,558
Interest income	(306)	—	—	(306)
Acquisition-related expenses	1,051	—	—	1,051
Other expense	(92)	—	—	(92)
	19,724	7,487	—	27,211
Loss from continuing operations	$(5,456)	$(3,381)	$—	$(8,837)

Income from discontinued operations	450	—	—	450

Net loss	$(5,006)	$(3,381)	$—	$(8,387)
Net income attributable to preferred stock and units	(12,924)	—	—	(12,924)
Net income attributable to restricted shares	(295)	—	—	(295)
Net loss attributable to non-controlling interest in Consolidated Entities	21	1,183	—	1,204
Net loss attributable to common units in the Operating Partnership	1,014	—	126	1,140
Net loss attributable to Hudson Pacific Properties, Inc. common stockholders’	$(17,190)	$(2,198)	126	$(19,262)
Basic and diluted per share amounts
Net loss from continuing operations attributable to common stockholders	$(0.42)			$(0.47)
Net income from discontinued operations	0.01			0.01
Net loss attributable to shareholders’ per share—basic and diluted	$(0.41)			$(0.46)	(D)
Pro Forma weighted average shares outstanding—basic and diluted	41,640,691			41,640,691	(D)

HUDSON PACIFIC PROPERTIES, INC.
NOTES TO UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

1.    Income statement adjustments

(A)
Reflects our historical consolidated statement of operations for the six month period ended June 30, 2013 and for the year ended December 31, 2012. December 31, 2012 amounts have been reclassified to reflect a subsequent discontinued operations event.

(B)
The pro forma adjustments reflect the acquisition of Pinnacle II for the six months ended June 30, 2013 and for the year ended December 31, 2012 as if the Property was acquired and the related debt was assumed on January 1, 2012. We assumed an $89,066 notes payable secured by the Property. The note bears interest at a stated rate of 6.313% (effective rate) and matures on September 1, 2016.

Rental revenues include $416 and $907 of below market lease intangible amortization for the six months ended June 30, 2013 and for the year ended December 31, 2012, respectively. The interest expense includes a reduction of $(781) and $(1,703) related to the fair value adjustment related to the assumed debt for the six months ended June 30, 2013 and for the year ended December 31, 2012, respectively.

(C)
Reflects the incremental impact on our pro forma results of operations for the six months ended June 30, 2013 and the year ended December 31, 2012 to reflect the income allocation to unitholders in our operating partnership as a result of the proforma adjustments described in (B).

(D)
Pro forma loss per share—basic and diluted is calculated by dividing pro forma consolidated net loss allocable to common stockholders by the number of weighted average shares of common stock outstanding for the six months ended June 30, 2013 and the year ended December 31, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUDSON PACIFIC PROPERTIES, INC.
Date: August 26, 2013	By:	/s/ Mark T. Lammas
Mark T. Lammas
Chief Financial Officer

Exhibit Index

Exhibit No.		Description
23.1	*	Consent of Ernst & Young LLP.